Amendment No. 3 to Acquisition Agreement


     Amendment No. 3 dated as of October 29, 1996 ("Amendment No. 3"), to the Acquisition Agreement, dated as of June 17, 1996, as amended by Amendment No. 1 dated August 12, 1996 and Amendment No. 2 dated as of September 25, 1996, by and among ADS/Multicare, Inc. and Alan D. Solomont, David Solomont, Ahron M. Solomont, Jay H. Solomont, Meyer Solomont (who has become a party to such Agreement in lieu of David Solomont (of Lowell)), Susan S. Bailis and the Seller Entities signatory thereto (the "Acquisition Agreement").

     The parties to the Acquisition Agreement hereby agree as follows:

     1. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed thereto in the Acquisition Agreement.

     2. Reference is made to Amendment No. 2, dated as of September 25, 1996 ("Amendment No. 2), to the Acquisition Agreement.

     3. All occurrences of the phrase "October 14, 1996" in Amendment No. 2 are hereby deleted and the phrase "November 14, 1996" is substituted therefor.

     4. All occurrences of the phrase "October 31, 1996" in Amendment No. 2 are hereby deleted and the phrase "November 30, 1996" is substituted therefor.

     5. Except as specifically set forth in this Amendment No. 3, the Acquisition Agreement, Amendment No. 1 and Amendment No. 2 shall remain unmodified and in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment No. 3 as of the day and year first above written.

                                         ADS/MULTICARE, INC.

                                          BRADFORD C. BURKETT
                                 By: _____________________________
                              Name:  Bradford C. Burkett
                              Title: Vice President

                                          ALAN D. SOLOMONT
                                     __________________________
                                     Alan D. Solomont, as Sellers'
                                     Representative